                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

     1. Each Trust, for itself and its Funds, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the "Waiver").

          i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

          ii. The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

          iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

          (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

          (b) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

                                                                Sub-Item 77Q1(e)

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and Invesco agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) SHORT-TERM INVESTMENTS TRUST on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement


By: /s/ John M. Zerr
    ---------------------------------
Title: Senior Vice President


INVESCO ADVISERS, INC.


By: /s/ John M. Zerr
    ---------------------------------
Title: Senior Vice President

                                                                Sub-Item 77Q1(e)

                          EXHIBIT A TO ADVISORY FEE MOA

   AIM EQUITY FUNDS (INVESCO
         EQUITY FUNDS)                                   WAIVER DESCRIPTION                     EFFECTIVE DATE   EXPIRATION DATE
-------------------------------   -----------------------------------------------------------   --------------   ---------------
Invesco Charter Fund              Invesco will waive advisory fees to the extent necessary so      1/1/2005         12/31/2012
                                  that advisory fees Invesco receives do not exceed the
                                  annualized rates listed below.
                                  0.75% of the first $150M
                                  0.615% of the next $4.85B
                                  0.57% of the next $2.5B
                                  0.545% of the next $2.5B
                                  0.52% of the excess over $10B

Invesco Constellation Fund        Invesco will waive advisory fees to the extent necessary so      3/27/2006        12/31/2012
                                  that advisory fees Invesco receives do not exceed the
                                  annualized rates listed below.
                                  0.695% of the first $250M
                                  0.615% of the next $4B
                                  0.595% of the next $750M
                                  0.57% of the next $2.5B
                                  0.545% of the next $2.5B
                                  0.52% of the excess over $10B

    AIM FUNDS GROUP (INVESCO
       FUNDS GROUP)                                     WAIVER DESCRIPTION                      EFFECTIVE DATE   EXPIRATION DATE
-------------------------------   -----------------------------------------------------------   --------------   ---------------
Invesco Basic Balanced Fund       Invesco will waive advisory fees to the extent necessary so      1/1/2005         12/31/2012
                                  that advisory fees Invesco receives do not exceed the
                                  annualized rates listed below.
                                  0.62% of the first $250M
                                  0.605% of the next $250M
                                  0.59% of the next $500M
                                  0.575% of the next $1.5B
                                  0.56% of the next $2.5B
                                  0.545% of the next $2.5B
                                  0.53% of the next $2.5B
                                  0.515% of the excess over $10B

 AIM TAX-EXEMPT FUNDS (INVESCO
       TAX-EXEMPT FUNDS)                              WAIVER DESCRIPTION                        EFFECTIVE DATE   EXPIRATION DATE
-------------------------------   -----------------------------------------------------------   --------------   ---------------
Invesco Van Kampen Intermediate   Invesco will waive advisory fees in the amount of 0.10% of       2/12/2010        6/30/2012
Term Municipal Income Fund        the Fund's average daily net assets

Invesco Van Kampen New York Tax   Invesco will waive advisory fees in the amount of 0.25% of       2/12/2010        6/30/2012
Free Income Fund                  the Fund's average daily net assets

  AIM TREASURER'S SERIES TRUST
  (INVESCO TREASURER'S SERIES
            TRUST)                                    WAIVER DESCRIPTION                        EFFECTIVE DATE   EXPIRATION DATE
-------------------------------   -----------------------------------------------------------   --------------   ---------------

Premier Portfolio                 Invesco will waive advisory fees in the amount of 0.03% of       2/25/2005        12/31/2011
                                  the Fund's average daily net assets

Premier U.S. Government Money     Invesco will waive advisory fees in the amount of 0.05% of       2/25/2005        12/31/2011
Portfolio                         the Fund's average daily net assets

  AIM VARIABLE INSURANCE FUNDS
  (INVESCO VARIABLE INSURANCE
           FUNDS)                                     WAIVER DESCRIPTION                        EFFECTIVE DATE   EXPIRATION DATE
-------------------------------   -----------------------------------------------------------   --------------   ---------------
Invesco V. I. Basic Balanced      Invesco will waive advisory fees to the extent necessary         1/1/2010         04/30/2011
Fund                              so that advisory fees Invesco receives do not exceed the
                                  annualized rates listed below.
                                  0.62% of the first $250M
                                  0.605% of the next $250M
                                  0.59% of the next $500M
                                  0.575% of the next $1.5B
                                  0.56% of the next $2.5B
                                  0.545% of the next $2.5B
                                  0.53% of the next $2.5B
                                  0.515% of the excess over $10B

Invesco V. I. Capital             Invesco will waive advisory fees to the extent necessary         1/1/2005          4/30/2011
Development Fund                  so that advisory fees Invesco receives do not exceed the
                                  annualized rates listed below.

                                  0.745% of the first $250M
                                  0.73% of the next $250M
                                  0.715% of the next $500M
                                  0.70% of the next $1.5B
                                  0.685% of the next $2.5B
                                  0.67% of the next $2.5B
                                  0.655% of the next $2.5B
                                  0.64% of the excess over $10B

                                   EXHIBIT "B"

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                    EFFECTIVE DATE    COMMITTED UNTIL
---------                                                  -----------------   ---------------
Invesco Balanced Fund                                      February 12, 2010    June 30, 2011
Invesco California Tax-Free Income Fund                    February 12, 2010    June 30, 2011
Invesco Core Plus Bond Fund                                   June 2, 2009      June 30, 2011
Invesco Dividend Growth Securities Fund                    February 12, 2010    June 30, 2011
Invesco Equally-Weighted S&P 500 Fund                      February 12, 2010    June 30, 2011
Invesco Floating Rate Fund                                    July 1, 2007      June 30, 2011
Invesco Fundamental Value Fund                             February 12, 2010    June 30, 2011
Invesco Large Cap Relative Value Fund                      February 12, 2010    June 30, 2011
Invesco Multi-Sector Fund                                     July 1, 2007      June 30, 2011
Invesco New York Tax-Free Income Fund                      February 12, 2010    June 30, 2011
Invesco S&P 500 Index Fund                                 February 12, 2010    June 30, 2011
Invesco Select Real Estate Income Fund                        July 1, 2007      June 30, 2011
Invesco Structured Core Fund                                  July 1, 2007      June 30, 2011
Invesco Structured Growth Fund                                July 1, 2007      June 30, 2011
Invesco Structured Value Fund                                 July 1, 2007      June 30, 2011
Invesco Van Kampen American Franchise Fund                 February 12, 2010    June 30, 2011
Invesco Van Kampen Core Equity Fund                        February 12, 2010    June 30, 2011
Invesco Van Kampen Equity and Income Fund                  February 12, 2010    June 30, 2011
Invesco Van Kampen Equity Premium Income Fund              February 12, 2010    June 30, 2011
Invesco Van Kampen Growth and Income Fund                  February 12, 2010    June 30, 2011
Invesco Van Kampen Pennsylvania Tax Free Income Fund       February 12, 2010    June 30, 2011
Invesco Van Kampen Small Cap Growth Fund                   February 12, 2010    June 30, 2011

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                    EFFECTIVE DATE    COMMITTED UNTIL
---------                                                  -----------------   ---------------
Invesco Capital Development Fund                              July 1, 2007      June 30, 2011
Invesco Charter Fund                                          July 1, 2007      June 30, 2011
Invesco Constellation Fund                                    July 1, 2007      June 30, 2011
Invesco Disciplined Equity Fund                              July 14, 2009      June 30, 2011
Invesco Diversified Dividend Fund                             July 1, 2007      June 30, 2011
Invesco Large Cap Basic Value Fund                            July 1, 2007      June 30, 2011
Invesco Large Cap Growth Fund                                 July 1, 2007      June 30, 2011
Invesco Summit Fund                                           July 1, 2007      June 30, 2011

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
Invesco Basic Balanced Fund                                   July 1, 2007      June 30, 2011
Invesco European Small Company Fund                           July 1, 2007      June 30, 2011
Invesco Global Core Equity Fund                               July 1, 2007      June 30, 2011
Invesco International Small Company Fund                      July 1, 2007      June 30, 2011
Invesco Mid Cap Basic Value Fund                              July 1, 2007      June 30, 2011
Invesco Select Equity Fund                                    July 1, 2007      June 30, 2011
Invesco Small Cap Equity Fund                                 July 1, 2007      June 30, 2011

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
Invesco Basic Value Fund                                      July 1, 2007      June 30, 2011
Invesco Convertible Securities Fund                        February 12, 2010    June 30, 2011

Invesco Global Equity Fund                                    July 1, 2007      June 30, 2011
Invesco Mid Cap Core Equity Fund                              July 1, 2007      June 30, 2011
Invesco Small Cap Growth Fund                                 July 1, 2007      June 30, 2011
Invesco Van Kampen Asset Allocation Conservative Fund      February 12, 2010    June 30, 2011
Invesco Van Kampen Asset Allocation Growth Fund            February 12, 2010    June 30, 2011
Invesco Van Kampen Asset Allocation Moderate Fund          February 12, 2010    June 30, 2011
Invesco Van Kampen Harbor Fund                             February 12, 2010    June 30, 2011
Invesco Van Kampen Leaders Fund                            February 12, 2010    June 30, 2011
Invesco Van Kampen Real Estate Securities Fund             February 12, 2010    June 30, 2011
Invesco Van Kampen U.S. Mortgage Fund                      February 12, 2010    June 30, 2011

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
Invesco Asia Pacific Growth Fund                              July 1, 2007      June 30, 2011
Invesco European Growth Fund                                  July 1, 2007      June 30, 2011
Invesco Global Growth Fund                                    July 1, 2007      June 30, 2011
Invesco Global Small & Mid Cap Growth Fund                    July 1, 2007      June 30, 2011
Invesco International Growth Fund                             July 1, 2007      June 30, 2011
Invesco International Core Equity Fund                        July 1, 2007      June 30, 2011

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
Invesco Alternative Opportunities Fund                     February 12, 2010    June 30, 2011
Invesco Balanced-Risk Allocation Fund(1)                      May 29, 2009      June 30, 2011
Invesco Balanced-Risk Commodity Strategy Fund**            November 29, 2010    June 30, 2012
Invesco China Fund                                            July 1, 2007      June 30, 2011
Invesco Commodities Strategy Fund***                       February 12, 2010    June 30, 2011
Invesco Developing Markets Fund                               July 1, 2007      June 30, 2011
Invesco Emerging Market Local Currency Debt Fund             June 14, 2010      June 30, 2011
Invesco Endeavor Fund                                         July 1, 2007      June 30, 2011
Invesco FX Alpha Plus Strategy Fund                        February 12, 2010    June 30, 2011
Invesco FX Alpha Strategy Fund                             February 12, 2010    June 30, 2011
Invesco Global Advantage Fund                              February 12, 2010    June 30, 2011
Invesco Global Dividend Growth Securities Fund             February 12, 2010    June 30, 2011
Invesco Global Fund                                           July 1, 2007      June 30, 2011
Invesco Global Health Care Fund                               July 1, 2007      June 30, 2011
Invesco Health Sciences Fund                               February 12, 2010    June 30, 2011
Invesco International Growth Equity Fund                   February 12, 2010    June 30, 2011
Invesco International Total Return Fund                       July 1, 2007      June 30, 2011
Invesco Japan Fund                                            July 1, 2007      June 30, 2011
Invesco LIBOR Alpha Fund                                      July 1, 2007      June 30, 2011
Invesco Pacific Growth Fund                                February 12, 2010    June 30, 2011
Invesco Small Companies Fund                                  July 1, 2007      June 30, 2011
Invesco Van Kampen Emerging Markets Fund                   February 12, 2010    June 30, 2011
Invesco Van Kampen Global Bond Fund                        February 12, 2010    June 30, 2011
Invesco Van Kampen Global Equity Allocation Fund           February 12, 2010    June 30, 2011
Invesco Van Kampen Global Franchise Fund                   February 12, 2010    June 30, 2011
Invesco Van Kampen Global Tactical Asset Allocation Fund   February 12, 2010    June 30, 2011
Invesco Van Kampen International Advantage Fund            February 12, 2010    June 30, 2011
Invesco Van Kampen International Growth Fund               February 12, 2010    June 30, 2011

----------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include an amount equal to advisory fees that Invesco and/or Invesco' affiliates receive from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund I, Ltd. invests.

** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund III, Ltd. invests.

*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund II, Ltd. Invests.

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
Invesco Core Bond Fund                                        July 1, 2007      June 30, 2011
Invesco Dynamics Fund                                         July 1, 2007      June 30, 2011
Invesco Global Real Estate Fund                               July 1, 2007      June 30, 2011
Invesco High Yield Fund                                       July 1, 2007      June 30, 2011
Invesco High Yield Securities Fund                         February 12, 2010    June 30, 2011
Invesco Income Fund                                           July 1, 2007      June 30, 2011
Invesco Limited Maturity Treasury Fund                        July 1, 2007      June 30, 2011
Invesco Money Market Fund                                     July 1, 2007      June 30, 2011
Invesco Municipal Bond Fund                                   July 1, 2007      June 30, 2011
Invesco Real Estate Fund                                      July 1, 2007      June 30, 2011
Invesco Short Term Bond Fund                                  July 1, 2007      June 30, 2011
Invesco U.S. Government Fund                                  July 1, 2007      June 30, 2011
Invesco Van Kampen Core Plus Fixed Income Fund             February 12, 2010    June 30, 2011
Invesco Van Kampen Corporate Bond Fund                     February 12, 2010    June 30, 2011
Invesco Van Kampen Government Securities Fund              February 12, 2010    June 30, 2011
Invesco Van Kampen High Yield Fund                         February 12, 2010    June 30, 2011
Invesco Van Kampen Limited Duration Fund                   February 12, 2010    June 30, 2011

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
Invesco Energy Fund                                           July 1, 2007      June 30, 2011
Invesco Financial Services Fund                               July 1, 2007      June 30, 2011
Invesco Gold & Precious Metals Fund                           July 1, 2007      June 30, 2011
Invesco Leisure Fund                                          July 1, 2007      June 30, 2011
Invesco Mid-Cap Value Fund                                 February 12, 2010    June 30, 2011
Invesco Small-Mid Special Value Fund                       February 12, 2010    June 30, 2011
Invesco Special Value Fund                                 February 12, 2010    June 30, 2011
Invesco Technology Fund                                       July 1, 2007      June 30, 2011
Invesco Technology Sector Fund                             February 12, 2010    June 30, 2011
Invesco U.S. Mid Cap Value Fund                            February 12, 2010    June 30, 2011
Invesco U.S. Small Cap Value Fund                          February 12, 2010    June 30, 2011
Invesco U.S. Small/Mid Cap Value Fund                      February 12, 2010    June 30, 2011
Invesco Utilities Fund                                        July 1, 2007      June 30, 2011
Invesco Value Fund                                         February 12, 2010    June 30, 2011
Invesco Value II Fund                                      February 12, 2010    June 30, 2011
Invesco Van Kampen American Value Fund                     February 12, 2010    June 30, 2011
Invesco Van Kampen Capital Growth Fund                     February 12, 2010    June 30, 2011
Invesco Van Kampen Comstock Fund                           February 12, 2010    June 30, 2011
Invesco Van Kampen Enterprise Fund                         February 12, 2010    June 30, 2011
Invesco Van Kampen Mid Cap Growth Fund                     February 12, 2010    June 30, 2011
Invesco Van Kampen Small Cap Value Fund                    February 12, 2010    June 30, 2011
Invesco Van Kampen Technology Sector Fund                  February 12, 2010    June 30, 2011
Invesco Van Kampen Utility Fund                            February 12, 2010    June 30, 2011
Invesco Van Kampen Value Opportunities Fund                February 12, 2010    June 30, 2011

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
Invesco High Income Municipal Fund                            July 1, 2007      June 30, 2011
Invesco Municipal Fund                                     February 12, 2010    June 30, 2011
Invesco Tax-Exempt Cash Fund                                  July 1, 2007      June 30, 2011
Invesco Tax-Exempt Securities Fund                         February 12, 2010    June 30, 2011
Invesco Tax-Free Intermediate Fund                            July 1, 2007      June 30, 2011
Invesco Van Kampen California Insured Tax Free Fund        February 12, 2010    June 30, 2011
Invesco Van Kampen High Yield Municipal Fund               February 12, 2010    June 30, 2011
Invesco Van Kampen Insured Tax Free Income Fund            February 12, 2010    June 30, 2011
Invesco Van Kampen Intermediate Term Municipal Income
   Fund                                                    February 12, 2010    June 30, 2011
Invesco Van Kampen Municipal Income Fund                   February 12, 2010    June 30, 2011
Invesco Van Kampen New York Tax Free Income Fund           February 12, 2010    June 30, 2011

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
Invesco V.I. Basic Balanced Fund                              July 1, 2007      June 30, 2011
Invesco V.I. Basic Value Fund                                 July 1, 2007      June 30, 2011
Invesco V.I. Capital Appreciation Fund                        July 1, 2007      June 30, 2011
Invesco V.I. Capital Development Fund                         July 1, 2007      June 30, 2011
Invesco V.I. Core Equity Fund                                 July 1, 2007      June 30, 2011
Invesco V.I. Diversified Income Fund                          July 1, 2007      June 30, 2011
Invesco V.I. Dividend Growth Fund                          February 12, 2010    June 30, 2011
Invesco V.I. Dynamics Fund                                    July 1, 2007      June 30, 2011
Invesco V.I. Financial Services Fund                          July 1, 2007      June 30, 2011
Invesco V.I. Global Dividend Growth Fund                   February 12, 2010    June 30, 2011
Invesco V.I. Global Health Care Fund                          July 1, 2007      June 30, 2011
Invesco V.I. Global Multi-Asset Fund                        October 22, 2008    June 30, 2011
Invesco V.I. Global Real Estate Fund                          July 1, 2007      June 30, 2011
Invesco V.I. Government Securities Fund                       July 1, 2007      June 30, 2011
Invesco V.I. High Yield Fund                                  July 1, 2007      June 30, 2011
Invesco V.I. High Yield Securities Fund                    February 12, 2010    June 30, 2011
Invesco V.I. Income Builder Fund                           February 12, 2010    June 30, 2011
Invesco V.I. International Growth Fund                        July 1, 2007      June 30, 2011
Invesco V.I. Large Cap Growth Fund                            July 1, 2007      June 30, 2011
Invesco V.I. Leisure Fund                                     July 1, 2007      June 30, 2011
Invesco V.I. Mid Cap Core Equity Fund                         July 1, 2007      June 30, 2011
Invesco V.I. Money Market Fund                                July 1, 2007      June 30, 2011
Invesco V.I. S&P 500 Index Fund                            February 12, 2010    June 30, 2011
Invesco V.I. Select Dimensions Balanced Fund               February 12, 2010    June 30, 2011
Invesco V.I. Select Dimensions Dividend Growth Fund        February 12, 2010    June 30, 2011
Invesco V.I. Select Dimensions Equally-Weighted S&P 500
   Fund                                                    February 12, 2010    June 30, 2011
Invesco V.I. Small Cap Equity Fund                            July 1, 2007      June 30, 2011
Invesco V.I. Technology Fund                                  July 1, 2007      June 30, 2011
Invesco V.I. Utilities Fund                                   July 1, 2007      June 30, 2011
Invesco Van Kampen V.I. Capital Growth Fund                February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Comstock Fund                      February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Equity and Income Fund             February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Global Tactical Asset Allocation
   Fund                                                    February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Global Value Equity Fund           February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Government Fund                    February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Growth and Income Fund             February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. High Yield Fund                    February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. International Growth Equity Fund   February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Mid Cap Growth Fund                February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Mid Cap Value Fund                 February 12, 2010    June 30, 2011
Invesco Van Kampen V.I. Value Fund                         February 12, 2010    June 30, 2011

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                       -----------------   ---------------
Government TaxAdvantage Portfolio                             July 1, 2007      June 30, 2011
STIC Prime Portfolio                                          July 1, 2007      June 30, 2011
Treasury Portfolio                                            July 1, 2007      June 30, 2011